UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

Avenue Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 10th Avenue South, Suite 400 Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   615-736-6940

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 7, 2015, Avenue Financial Holdings, Inc. announced that it will issue its results of operations for the second quarter and six months ended June 30, 2015, after the market closes on July 23, 2015 and hold a conference call to discuss the results of operations on July 24, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished according to this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued July 7, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avenue Financial Holdings, Inc. (Registrant)
July 7, 2015 (Date)	/s/ BARBARA J. ZIPPERIAN Barbara J. Zipperian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 7, 2015